UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

______________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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(The following is the text of information to be posted by management on various Company internal communications media, sent by e-mail, or provided by means of oral presentations to groups of employees.)

EMAIL TO ESOP PARTICIPANTS - JANUARY 13, 2022
From: RAYMOND JAMES FINANCIAL, INC. [id@proxyvote.com]
Subject: RAYMOND JAMES FINANCIAL, INC. Annual Meeting

Your Vote Counts!
RAYMOND JAMES FINANCIAL, INC.
2022 Annual Meeting
February 24, 2022
Vote Now!
As an investor in this security, you have the right to vote on important issues.	Ways to Vote

Make your voice heard now!	Go to ProxyVote.com

Vote Common Shares by:
February 23, 2022	Call 1-800-690-6903

Vote Plan Shares by:
February 21, 2022

Control Number:
XXXX XXXX XXXX XXXX

This email represents the following share(s):
RAYMOND JAMES FINANCIAL-ESOP EMPLOYEES	SPECIMEN
RAYMOND JAMES FINANCIAL, INC.-COMMON	SPECIMEN

IMPORTANT NOTICE TO ESOP PARTICIPANTS
Proxy materials for the Raymond James Financial, Inc. Annual Shareholders Meeting

To: All Raymond James Employee ESOP Participants

The purpose of this message is to provide you with proxy materials for the 2022 Annual Meeting of Shareholders of Raymond James Financial, Inc. (“Annual Meeting”). Because the company common stock has been allocated to your Employee Stock Ownership Plan (“Plan”) account, you are entitled to instruct the Plan trustee how to vote these shares.

Annual Shareholders Meeting

The Annual Meeting will be held at 4:30 p.m. ET on Thursday, February 24, 2022. The meeting will be a virtual-only meeting, conducted exclusively via live webcast at www.virtualshareholdermeeting.com/RJF2022.

Proxy Materials

Please click on the links provided below at Important Materials to access the proxy materials, which contain important information about the matters to be voted on at the Annual Meeting.

We encourage you to access and carefully review all of the information in the proxy materials before instructing the Plan trustee on how to vote the shares allocated to your Plan account. The proxy materials consist of:

•The 2022 Proxy Statement;
•The 2021 Annual Report; and
•Additional Proxy Soliciting Materials.

If you would like to receive a paper copy of the proxy materials, you must request one (at no charge) by February 10, 2022 to facilitate timely delivery. Send your request to:

Raymond James Financial, Inc.
Attn: General Counsel and Company Secretary
880 Carillon Parkway
St. Petersburg, Florida 33716

This email contains your individual Control Number that is necessary for you to vote. You cannot vote the shares allocated to your Plan account at the Annual Meeting.

Voting Details and Recommendations

The following proposals will be voted upon at the Annual Meeting:

1.     To elect the eleven (11) director nominees named in the Proxy Statement;
2.     To hold an advisory vote to approve executive compensation;
3a.    To approve the amendment to our Articles of Incorporation: Increase the number of authorized shares;
3b.    To approve the amendment to our Articles of Incorporation: Restate or revise certain provisions governing the capital stock of company;
3c.    To approve the amendment to our Articles of Incorporation: Make certain miscellaneous updates;
4.    To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

The Board of Directors recommends a vote “FOR” all of the nominees listed and “FOR” Proposals 2, 3a, 3b, 3c and 4.

The shares allocated to your Plan account will be voted as you instruct the Plan trustee. As an employee who is an ESOP participant, there are three ways to vote:

•By clicking on the Vote Now! link in this email above,
•By the Internet at ProxyVote.com, or
•By telephone at 1-800-690-6903.

Note: If you do not vote the shares allocated to your Plan account, your shares will nevertheless be voted by the trustee in the same proportion as it votes the shares of ESOP participants who have instructed the trustee on how to vote.

To allow sufficient time for voting by the trustee of the Plan, your vote must be received no later than 5 p.m. ET on February 21, 2022.

Important Materials:
Proxy Statement
Annual Report

Attend the Virtual
Meeting

Attend the Meeting

For holders as of December 22, 2021

Why Should I Vote?

Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.